JPMorgan Funds - JPMorgan Institutional Trust
Rule 10f-3 Transactions
For the period from March 1, 2009 to August 31, 2009

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Core Bond Trust
Trade Date 3/2/2009
Issuer Anadarko Petroleum Corporation (APC, 6.725% 3/15/2019)
Cusip 032511BD
Bonds 1,800,000
Offering Price $99.70
Spread $0.60
Cost $1,794,600.00
Dealer Executing Trade UBS Securities Ltd.
% of Offering  purchased by firm 2.03%
Syndicate Members Credit Suisse, JPMorgan, UBS Securities, Banc of America Securities, Citigroup Global Markets, Deutsche Bank, Morgan Stanley, RBS Greenwich Capital, Wells Fargo, Barclays Capital, DnB NOR Bank, Goldman Sachs & Co, Scotia Capital, Societe Generale
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/2/2009
Issuer Anadarko Petroleum Corporation (APC, 6.725% 3/15/2019)
Cusip 032511BD
Bonds 300,000
Offering Price $99.70
Spread $0.60
Cost $299,100.00
Dealer Executing Trade UBS Securities Ltd.
% of Offering  purchased by firm 2.03%
Syndicate Members Credit Suisse, JPMorgan, UBS Securities, Banc of America Securities, Citigroup Global Markets, Deutsche Bank, Morgan Stanley, RBS Greenwich Capital, Wells Fargo, Barclays Capital, DnB NOR Bank, Goldman Sachs & Co, Scotia Capital, Societe Generale
Fund JPMorgan Core Bond Trust
Trade Date 3/3/2009
Issuer Cargill Inc. (GARGIL, 7.35% 03/06/2019) 144A
Cusip 141784DK
Bonds 850,000
Offering Price $99.86
Spread $0.63
Cost $848,810.00
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.11%
Syndicate Members Citigroup Global Markets, JPMorgan, RBS Greenwich Capital, ANZ Securities, Calyon New York, HSBC Securities, Intesa Sanpaolo, Mitsubishi UFJ Securities, Rabobank, TD Securities, UniCredit Capital Markets
Fund JPMorgan Core Bond Trust
Trade Date 3/4/2009
Issuer NiSource Finance Corp. (NI, 10.75%, 3/15/2016)
Cusip 65473QAU
Bonds 450,000
Offering Price $98.80
Spread $0.63
Cost $444,577.50
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.49%
Syndicate Members Citigroup Global Markets, JPMorgan, Wachovia Capital Markets, Banc of America Securities, Credit Suisse, US bamcorp, Loop Capital Markets, Mitsubishi UFJ Securities, Mizuho Securities, PNC Capital Markets
Fund JPMorgan Core Bond Trust
Trade Date 3/17/2009
Issuer Pfizer, Inc. (PFE, 4.45% 3/15/2012)
Cusip 717081CZ
Bonds 2,000,000
Offering Price $99.86
Spread $0.30
Cost $1,997,260.00
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.27%
Syndicate Members Banc of America Securities, Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank, Goldman Sachs & Co, HSBC Securities, JPMorgan, Mitsubishi UFJ Securities, RBS Greenwich Capital, Santander Invetsment Securities, UBS Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/17/2009
Issuer Pfizer, Inc. (PFE, 4.45% 3/15/2012)
Cusip 717081CZ
Bonds 200,000
Offering Price $99.86
Spread $0.30
Cost $199,726.00
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.27%
Syndicate Members Banc of America Securities, Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank, Goldman Sachs & Co, HSBC Securities, JPMorgan, Mitsubishi UFJ Securities, RBS Greenwich Capital, Santander Invetsment Securities, UBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 3/23/2009
Issuer Time Warner Cable Inc. (TWC, 8.25% 4/01/2019)
Cusip 88732JAS
Bonds 800,000
Offering Price $99.35
Spread $0.45
Cost $794,784.00
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.46%
Syndicate Members Banc of America Securities, Barclays Capital, BNP Paribas, Citigroup Global Markets, Daiwa Securities, Deutsche bank, Fortis Securities, Golman Sachs & Co, HSBC Securities, JPMorgan, Mitsubishi UFJ Securities, Mizuho Securities, Morgan Stanley, RBS Greenwich Capital, Scotia Capital, UBS Securities, Wachovia Capital Markets
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/23/2009
Issuer Time Warner Cable Inc. (TWC, 8.25% 4/01/2019)
Cusip 88732JAS
Bonds 150,000
Offering Price $99.35
Spread $0.45
Cost $149,022.00
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.46%
Syndicate Members Banc of America Securities, Barclays Capital, BNP Paribas, Citigroup Global Markets, Daiwa Securities, Deutsche bank, Fortis Securities, Golman Sachs & Co, HSBC Securities, JPMorgan, Mitsubishi UFJ Securities, Mizuho Securities, Morgan Stanley, RBS Greenwich Capital, Scotia Capital, UBS Securities, Wachovia Capital Markets
Fund JPMorgan Core Bond Trust
Trade Date 3/24/2009
Issuer Verizon Communications (VZ, 7.35% 04/01/2039)
Cusip 92343VAU
Bonds 1,250,000
Offering Price $98.29
Spread $0.08
Cost $1,228,600.00
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.50%
Syndicate Members Banc of America Securities, Barclays Capital, Citigroup Global Markets, Credit Suisse, Goldman Sachs & Co, Morgan Stanley, RBS Greenwich Capital, UBS Securities, JPMorgan, Mitsubishi UFJ Securities, RBC Dominion Securities, Wachovia Securities
Fund JPMorgan Core Bond Trust
Trade Date 4/27/2009
Issuer BB&T Corporation (BBT 6.85% 4/30/19)
Cusip 05531FAB
Bonds 750,000
Offering Price $99.84
Spread $0.45
Cost $748,777.50
Dealer Executing Trade BB&T Capital Markets
% of Offering  purchased by firm 1.50%
Syndicate Members BB&T Capital Markets, Barclays Capital, JP Morgan Securities
Fund JPMorgan Core Bond Trust
Trade Date 4/29/2009
Issuer Encana Corporation (ECACN 6.50% 5/1/19)
Cusip 292505AH
Bonds 150,000
Offering Price $99.82
Spread $0.65
Cost $149,733.00
Dealer Executing Trade Deutsche Banc Alex Brown
% of Offering  purchased by firm 0.37%
Syndicate Members Banc of America Securities LLC, Deutsche Bank Securities Inc.
Fund JPMorgan Core Bond Trust
Trade Date 5/5/2009
Issuer Honda Auto Receivables Owner Trust 2009-2 A3 (2.79% 7/15/11)
Cusip 43812UAC5
Bonds 630,000
Offering Price $100.00
Spread $0.30
Cost $629,981.10
Dealer Executing Trade BNP Paribas Securities
% of Offering  purchased by firm 2.39%
Syndicate Members JPMorgan, BNP Paribas, Barclays Capital, Credit Suisse, HSBC Securities, Mitsubishi UFJ Securities, Wachovia Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/5/2009
Issuer Honda Auto Receivables Owner Trust 2009-2 A3 (2.79% 7/15/11)
Cusip 43812UAC5
Bonds 315,000
Offering Price $100.00
Spread $0.30
Cost $314,990.55
Dealer Executing Trade BNP Paribas Securities
% of Offering  purchased by firm 2.39%
Syndicate Members JPMorgan, BNP Paribas, Barclays Capital, Credit Suisse, HSBC Securities, Mitsubishi UFJ Securities, Wachovia Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/5/2009
Issuer Honda Auto Receivables Owner Trust 2009-2 A4 (4.43% 1/15/13)
Cusip 43812UAD3
Bonds 100,000
Offering Price $99.97
Spread $0.35
Cost $99,972.00
Dealer Executing Trade BNP Paribas Securities
% of Offering  purchased by firm 1.88%
Syndicate Members JPMorgan, BNP Paribas, Barclays Capital, Credit Suisse, HSBC Securities, Mitsubishi UFJ Securities, Wachovia Securities
Fund JPMorgan Core Bond Trust
Trade Date 5/6/2009
Issuer Xerox Corporation (XRX 8.25%, 5/15/2014)
Cusip 984121BY
Bonds 100,000
Offering Price $99.98
Spread $0.60
Cost $99,982.00
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 5.94%
Syndicate Members Banc of America Securities, Citigroup Global Markets, Goldman Sachs & Co, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 5/11/2009
Issuer Becton Dickinson & Co. (5%, 5/15/2019)
Cusip 075887AU3
Bonds 100,000
Offering Price $99.35
Spread $0.65
Cost $99,348.00
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.60%
Syndicate Members Goldman Sachs & Co, Morgan Stanley, Banc of America Securities, Banc Intesa, Banco Bilbao Vizcaya Argentaria, BNY Mellon, BNP Paribas, Calyon Securities, Citigroup Global Markets, ING Bank, JPMorgan, Mitsubishi UFJ Securities, Mizuho Securities, Santander Investment Securities, Standard Chartered Bank, Wachovia Capital Markets
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/11/2009
Issuer Becton Dickinson & Co. (5%, 5/15/2019)
Cusip 075887AU3
Bonds 40,000
Offering Price $99.35
Spread $0.65
Cost $39,739.20
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.60%
Syndicate Members Goldman Sachs & Co, Morgan Stanley, Banc of America Securities, Banc Intesa, Banco Bilbao Vizcaya Argentaria, BNY Mellon, BNP Paribas, Calyon Securities, Citigroup Global Markets, ING Bank, JPMorgan, Mitsubishi UFJ Securities, Mizuho Securities, Santander Investment Securities, Standard Chartered Bank, Wachovia Capital Markets
Fund JPMorgan Core Bond Trust
Trade Date 5/18/2009
Issuer ConocoPhillips (6% 1/15/2020)
Cusip 20825CAU8
Bonds 150,000
Offering Price $99.25
Spread $0.45
Cost $148,870.50
Dealer Executing Trade Royal Bank of Scotland
% of Offering  purchased by firm 0.70%
Syndicate Members Banc Of America Securities, Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank, JPMorgan, RBS Greenwich Capital
Fund JPMorgan Core Bond Trust
Trade Date 5/19/2009
Issuer Capital One Financial Co  (7.375% 5/23/2014)
Cusip 14040HAS
Bonds 240,000
Offering Price $99.51
Spread $0.35
Cost $238,826.40
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.39%
Syndicate Members Credit Suisse, Deutsche Bank, JPMorgan, RBS Greenwich Capital, Banc of America Securities, Keefe Bruyette & Woods, RBC Capital Markets
Fund JPMorgan Core Bond Trust
Trade Date 6/4/2009
Issuer Bunge Limited Finance Corporation (BG 8.50% 6/15/19)
Cusip 120568AT
Bonds 200,000
Offering Price $100.00
Spread $0.65
Cost $199,994.00
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 0.68%
Syndicate Members BNP Paribas, HSBC Securities, JPMorgan, RBS Securities, Bank of Tokyo Mitsubishi Trust Co, BBVA Compass, Calyon Securities, Citigroup Global Markets, ING, Rabobank International, Societe Generale, Standard Chartered Bank
Fund JPMorgan Intermediate Bond Trust
Trade Date 6/4/2009
Issuer Bunge Limited Finance Corporation (BG 8.50% 6/15/19)
Cusip 120568AT
Bonds 25,000
Offering Price $100.00
Spread $0.65
Cost $24,999.25
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 0.68%
Syndicate Members BNP Paribas, HSBC Securities, JPMorgan, RBS Securities, Bank of Tokyo Mitsubishi Trust Co, BBVA Compass, Calyon Securities, Citigroup Global Markets, ING, Rabobank International, Societe Generale, Standard Chartered Bank
Fund JPMorgan Core Bond Trust
Trade Date 6/25/2009
Issuer Jefferies Group Inc. (JEF 8.50% 7/15/19)
Cusip 472319AF
Bonds 350,000
Offering Price $98.91
Spread $0.65
Cost $346,199.00
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.53%
Syndicate Members Citigroup Global Markets, Jefferies & Co, JPMorgan, Banc of America Securities, BNP Paribas, BNY Mellon, Deutsche Bank, Keefe Bruyette & Woods
Fund JPMorgan Intermediate Bond Trust
Trade Date 6/25/2009
Issuer Jefferies Group Inc. (JEF 8.50% 7/15/19)
Cusip 472319AF
Bonds 75,000
Offering Price $98.91
Spread $0.65
Cost $74,185.50
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.53%
Syndicate Members Citigroup Global Markets, Jefferies & Co, JPMorgan, Banc of America Securities, BNP Paribas, BNY Mellon, Deutsche Bank, Keefe Bruyette & Woods
Fund JPMorgan Core Bond Trust
Trade Date 6/30/2009
Issuer Oracle Corporation (ORCL 5.00% 7/8/19)
Cusip 68389XAG
Bonds 500,000
Offering Price $99.63
Spread $0.45
Cost $498,135.00
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.52%
Syndicate Members Banc of America Securities, Morgan Stanley, Wachovia Capital Markets, BNP Paribas, Citigroup Global Markets, Mitsubishi UFJ Securities, Mizuho Securities, RBS Securities, BNY Mellon, HSBC Securities, JPMorgan, RBC Capital Markets, SG Americas Securities, US Bancorp Investments
Fund JPMorgan Intermediate Bond Trust
Trade Date 7/7/2009
Issuer AmeriCredit Automobile Receivables Trust 2009-1 Class A-3 (AMCAR 2009-1 A-3 3.04%  October 15, 2013)
Cusip 03064AAC
Bonds 175,000
Offering Price $100.00
Spread $0.45
Cost $174,993.00
Dealer Executing Trade Deutsche Bank Securities Inc.
% of Offering  purchased by firm 4.36%
Syndicate Members Credit Suisse, Barclays Capital, JP Morgan, RBS, Deutsche Bank Securities, Wells Fargo Securities
Fund JPMorgan Core Bond Trust
Trade Date 8/20/2009
Issuer News America Incorporated (NWSA 6.90% August 15, 2039 144A)
Cusip 652482BW
Bonds 250,000
Offering Price $99.80
Spread $0.88
Cost $249,505.00
Dealer Executing Trade Deutsche Bank Securities Inc.
% of Offering  purchased by firm 1.33%
Syndicate Members Banc of America Securities LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., JP Morgan Securities
Fund JPMorgan Core Bond Trust
Trade Date 8/24/2009
Issuer Westpac Banking Corporation (WSTP 4.20% February 27, 2015)
Cusip 961214BH
Bonds 900,000
Offering Price $99.90
Spread $0.35
Cost $899,082.00
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 1.86%
Syndicate Members Bank of America Merrill Lynch, JP Morgan Securities